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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider and J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-3 in connection with the registration by United International Holdings, Inc., a Delaware corporation (the "Company"), of shares of its Class A Common Stock
(the "Shares") for resale by certain stockholders of the Company, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: May 31, 1998                     /s/ Gene W. Schneider
                                       -----------------------------------------
                                       Gene W. Schneider


Date: May 31, 1998                     /s/ Mark L. Schneider
                                       -----------------------------------------
                                       Mark L. Schneider


Date: May 31, 1998                     /s/ J. Timothy Bryan
                                       -----------------------------------------
                                       J. Timothy Bryan


Date: May 31, 1998                     /s/ Albert M. Carollo
                                       -----------------------------------------
                                       Albert M. Carollo


Date: May 31, 1998                     /s/ John P. Cole, Jr.
                                       -----------------------------------------
                                       John P. Cole, Jr.


Date: May 31, 1998                     /s/ Lawrence F. DeGeorge
                                       -----------------------------------------
                                       Lawrence F. DeGeorge


Date: May 31, 1998                     /s/ Lawrence J. DeGeorge
                                       -----------------------------------------
                                       Lawrence J. DeGeorge


Date: May 31, 1998                     /s/ John Riordan
                                       -----------------------------------------
                                       John Riordan


Date: May 31, 1998                     /s/ Antony P. Ressler
                                       -----------------------------------------
                                       Antony P. Ressler


Date: May 31, 1998                     /s/ Curtis H. Rochelle
                                       -----------------------------------------
                                       Curtis H. Rochelle


Date: May 31, 1998                     /s/ Bruce H. Spector
                                       -----------------------------------------
                                       Bruce H. Spector


Date: May 31, 1998                     /s/ Valerie L. Cover
                                       -----------------------------------------
                                       Valerie L. Cover